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                                                                 EXHIBIT 10.18

                               WARRANT AGREEMENT



    THIS WARRANT AGREEMENT (this "Agreement") is executed this 29th day of December 1998 by CAREERBUILDER, INC., a Delaware corporation (the "Company"), in favor of PNC BANK, N.A. (the "Bank"), pursuant to that certain Loan Agreement of even date herewith between the Company, and the Bank (the "Loan Agreement"). In consideration of the extension of credit by the Bank to the Company under the Loan Agreement, the Company has agreed to issue to the Bank, warrants (each a "Warrant") to purchase shares of the Common Stock of the Company, par value $__ per share (the "Common Stock") in an amount equal to the number of shares of Common Stock for which the aggregate consideration is equal to five per cent (5%) of the maximum principal amount of the Bridge Loan (as defined in the Loan Agreement) (the "Exercise Quantity"). The shares purchasable upon exercise of the Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Agreement, are referred to herein as the "Warrant Shares" and the "Purchase Price" respectively.

    Capitalized terms used but not defined herein shall the meanings ascribed to them in the Loan Agreement.

    NOW, THEREFORE, in consideration of the foregoing, and intending to be legally bound hereby, the Company and the Bank agree as follows:

    1. Grant of Warrant. The Company hereby grants to the Bank a Warrant to purchase up to that number of shares which constitute the Exercise Quantity of the Common Stock on the date of such purchase. The Bank and any subsequent registered holders of the Warrants have the rights and obligations provided for in this Agreement and in the form of warrant attached hereto.

    2.   Warrant Certificate.

         (a) Form of Warrant Certificate. The Warrant shall be evidenced by a certificate ("Warrant Certificate"), which Warrant Certificate (and the form of election to purchase Common Stock and of assignment to be attached thereto) shall be substantially the same as Exhibit A thereto and may have such marks of identification or designations and such legends, summaries, or endorsements printed thereon as the Company may deem appropriate and which are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Warrant may from time to time be listed. The Warrant Certificate shall entitle the holder thereof to purchase such
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number of shares of Common Stock as shall be set forth therein at the Purchase
Price at such time or times as the holder may elect in its sole discretion, but the number of such shares of Common Stock and the Purchase Price shall be subject to adjustment as provided herein. The Warrant shall also provide for a net issuance option allowing each holder thereof to surrender such Warrant and receive in exchange therefor shares of Common Stock having a fair market value equal to the product of (i) the number of shares of Common Stock into which such Warrant is then exercisable multiplied by (ii) the difference of (A) fair market value of each share of Common Stock on the date of surrender less (B) the per share Purchase Price of such Warrant on the date of surrender.

         (b) Countersignature and Registration.

         (i) The Warrant Certificates shall be executed on behalf of the Company by its Chairman of the Board, its President or any Vice President, either manually or by facsimile signature, shall have affixed thereto the Company's seal or a facsimile thereof, and shall be attested by the Secretary or Assistant Secretary of the Company, either manually or by facsimile signature.

         (ii) The Company will keep or cause to be kept, at its principal office, books for the registration and transfer of the Warrant Certificate issued hereunder.

         (c) Transfer, Split-Up Combination and Exchange of Warrant Certificates. Subject to compliance with all applicable laws and the provisions of this Agreement, at any time prior to the close of business on the Final Expiration Date (as defined hereinafter), the Warrant Certificate may be transferred, split up, combined or exchanged for another Warrant Certificate or Warrant Certificates, entitling the registered holder to purchase a like number of shares of Common Stock as the Warrant Certificate or Warrant Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Warrant Certificate or Warrant Certificates shall make such request in writing delivered to the Company, and shall surrender the Warrant Certificate or Warrant Certificates to be transferred, split up, combined or exchanged at the principal office of the Company. Thereupon the Company shall deliver to the person entitled thereto a Warrant Certificate or Warrant Certificates, as the case may be, as so requested.

         (d) Subsequent Issue of Warrant Certificates. Subsequent to their original issuance, no Warrant Certificates shall be issued except (a) Warrant Certificates issued upon any transfer, combination, split up or exchange of Warrants pursuant to Section 2(c) hereof, (b) Warrant Certificates issued in replacement of mutilated, destroyed, lost or stolen Warrant Certificates, and
(c) Warrant Certificates issued pursuant to Section 3(d) hereof upon the partial exercise of any Warrant Certificate to evidence the unexercised portion of such Warrant Certificate.
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    3.   Exercise of Warrants; Purchase Price; Expiration Date of Warrants.

         (a) The registered holder of any Warrant Certificate may exercise the Warrants evidenced thereby (except as otherwise provided herein) in whole or in part upon surrender of the Warrant Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Company at its principal office, together with payment of the Purchase Price or each share of Common Stock as to which the Warrants are exercised, at or prior to the close of business on December __, 2008 (the "Final Expiration Date").

         (b) The Purchase Price for each share of Common Stock pursuant to the exercise of a Warrant shall initially be a price equal to the lesser of (i) $4.93, or (ii) the price paid per share of Common Stock in the sale of shares to institutional investors in the round of institutional investing occurring after the date hereof, provided that such institutional investing round occurs before an underwritten public offering of the Company's Common Stock (the "Offering"). If the Offering occurs before such institutional investing round, the Purchase Price shall be $4.93, subject to adjustment as provided in the following sentence. The Purchase Price shall be subject to adjustment from time to time as provided in Section 6 hereof and shall be payable in accordance with paragraph (c) below.

         (c) Upon receipt of a Warrant Certificate representing exercisable Warrants, with the form of election to purchase duly executed, accompanied by payment of the Purchase Price for the shares to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Warrant Certificate in accordance with Section 5(c) hereof in cash, or by certified check or cashier's check payable to the order of the Company, the Company shall thereupon promptly (i) requisition from any transfer agent of the Common Stock, or otherwise obtain, certificates for the number of shares of Common Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 7 hereof, (iii) after receipt of such certificates, cause the same to be delivered to or upon the order of the registered holder of such Warrant Certificate, registered in such name or names as may be designated by such holder, and (iv) when appropriate, after receipt, deliver such cash to or upon the order of the registered holder of such Warrant Certificate.

         (d) In case the registered holder of any Warrant Certificate shall exercise less than all the Warrants evidenced thereby, a new Warrant Certificate evidencing Warrants equivalent to the Warrants remaining unexercised shall be issued by the Company to the registered holder of such Warrant Certificate or to its duly authorized assigns, subject to the provisions of Section 7 hereof.

    4. Cancellation and Destruction of Warrant Certificates. All Warrant Certificates surrendered for the purpose of exercise, transfer, split up, combination or
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exchange shall when surrendered to the Company be canceled by it, and no
Warrant Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement.

    5.   Reservation and Availability of Common Stock.

         (a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Common Stock or any shares of Common Stock held in its treasury, that number of shares of Common Stock that will from time to time be sufficient to permit the exercise in full of all outstanding Warrants.

         (b) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Common Stock delivered upon the exercise of Warrants shall, at the time of delivery of the certificates for such shares of Common Stock (subject to payment of the Purchase Price), be duly authorized, validly issued, fully paid and nonassessable shares.

         (c) The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Warrant Certificates or of any shares of Common Stock upon the exercise of Warrants.

    6.   Adjustments.

         (a) General. The Purchase Price shall be subject to adjustment from time to time pursuant to the terms of this Section 6.

         (b) Diluting Issuances.

                 (i) Special Definitions. For purposes of this Section 6, the following definitions shall apply:

                        (A) "Options" shall mean rights, options or warrants to
                 subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities, excluding options described in clause
                 (III) of subsection 6(b)(i)(D) below.

                        (B) "Original Issue Date" shall mean the date on which
                 this Warrant was first issued.

                        (C) "Convertible Securities" shall mean any evidences of
                 indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock.

                        (D) "Additional Shares of Common Stock" shall mean
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                 all shares of Common Stock issued (or, pursuant to subsection
                 6(b)(iii) below, deemed to be issued) by the Company after the Original Issue Date, other than shares of Common Stock issued or issuable:

                     (I) upon conversion of shares of any preferred stock outstanding on the Original Issue Date;

                     (II) by reason of a dividend, stock split, split-up or other distribution on shares of Common Stock that are excluded from the definition of Additional Shares of Common Stock by the foregoing clause
                              (I) or this clause (II); or

                     (III) to employees or directors of, or consultants to, the Company pursuant to a plan adopted by the Board of Directors of the Company.

    (ii) No Adjustment of Purchase Price. No adjustments to the Purchase Price shall be made unless the consideration per share (determined pursuant to subsection 6(b)(v) hereof for an Additional Share of Common Stock issued or deemed to be issued by the Company is less than the Purchase Price in effect on the date of, and immediately prior to, the issue of such Additional Shares.

    (iii) Issue of Securities Deemed Issue of Additional Shares of Common Stock. If the Company at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 6(b)(v) hereof) of such Additional Shares of Common Stock would be less than the Purchase Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:
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    (A)   No further adjustment in the Purchase Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

    (B) If such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Company, upon the exercise, conversion or exchange thereof, the Purchase Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase becoming effective, be recomputed to reflect such increase insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

    (C) Upon the expiration or termination of any unexercised Option, the Purchase Price shall not be readjusted, but the Additional Shares of Common Stock deemed issued as the result of the original issue of such Option shall not be deemed issued for the purposes of any subsequent adjustment of the Purchase Price;

    (D) In the event of any change in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any Option or Convertible Security, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Purchase Price then in effect shall forthwith be readjusted to such Purchase Price as would have been obtained had the adjustment which was made upon the issuance of such Option or Convertible Security not exercised or converted prior to such change been made upon the basis of such change; and

    (E) No readjustment pursuant to Clause (B) or (D) above shall have the effect of increasing the Purchase Price to an amount which exceeds the lower of (i) the Purchase Price on the original adjustment date, or (ii) the Purchase Price that would have resulted from any issuances of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

    (iv) Adjustment of Purchase Price Upon Issuance of Additional Shares of Common Stock. In the event the Company shall at any time after the Original Issue Date issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to subsection 6(b)(iii), but excluding shares issued as a dividend or distribution or upon a stock split or combination as provided in subsection 6(c), without consideration or for a consideration per share less than the Purchase Price in effect on the date of and immediately prior to such issue, then and in such event, such Purchase Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such Purchase Price by a fraction, (A) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issue plus, (2) the number of shares of Common Stock which the aggregate consideration received or to be received by the Company for the total number of Additional Shares of Common Stock so issued would purchase at such Purchase Price, and (B) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued; provided, that, (i) for the purpose of this subsection 6(b)(iv), all shares of Common Stock issuable upon exercise or conversion of Options or Convertible Securities outstanding immediately prior to such issue shall be deemed to be outstanding (other than shares excluded from the definition of "Additional Shares of Common Stock" by virtue of Clause (III) of subsection 6(b)(i)(D), and (ii) the number of shares of Common Stock deemed issuable upon conversion of such outstanding Option and Convertible Securities shall not give effect to any adjustments to the conversion price or conversion rate of such Options or Convertible Securities resulting from the issuance of Additional Shares of Common Stock that is the subject of this calculation.

    Notwithstanding the foregoing, the applicable Purchase Price shall not be so reduce at such time if the amount of such reduction would be an amount less than $.05, but any such amount shall be carried forward and reduction with respect thereto made at the time of and together with any subsequent reduction which, together with such amount and any other amount or amounts so carried forward, shall aggregate $.05 or more.

    (v) Determination of Consideration. For purposes of this subsection 6(b), the consideration received by the Company for the issue of any Additional Shares of Common Stock shall be computed as follows:

          (A)    Cash and Property. Such consideration shall:

                 (I) insofar as it consists of cash, be computed at the aggregate of cash received by the Company, excluding amounts paid or payable for accrued interest or accrued dividends;

                 (II) insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

                 (III) in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (I) and
                          (II) above, as
                          determined in good faith by the Board of Directors.

          (B) Options and Convertible Securities. The consideration per share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to subsection 6(b)(iii), relating to Options and Convertible Securities, shall be determined by dividing

                     (x) the total amount, if any, received or receivable by the Company as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                     (y) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

          (vi) Multiple Closing Dates. In the event the Company shall issue on more than on date Additional Shares of Common Stock which are comprised of shares of the same series or class of Preferred Stock, and such issuance dates occur within a period of no more than 120 days, then the Purchase Price shall be adjusted only once on account of such issuances, with such adjustment to occur upon the final such issuance and to give effect to all such issuances as if they occurred on the date of the final such issuance.

    (c) Recapitalizations. If outstanding shares of the Company's Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Common Stock shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased.

    (d) Mergers, etc. If there shall occur any capital reorganization or reclassification of the Company's Common Stock (other than a change in par value or a subdivision or combination as provided for in subsection 6(c) above), or any consolidation or merger of the Company with or into another corporation, or a transfer of all or substantially all of the assets of the Company, then, as part of any such reorganization, reclassification, consolidation, merger or sale, as the case may be, lawful provision shall be made so that the Registered Holder of this Warrant shall have the right thereafter to receive upon the exercise hereof the kind and amount of shares of stock or other securities or property which such Registered Holder would have been entitled to receive if, immediately prior to any such reorganization, reclassification, consolidation, merger or sale, as the case may be, such Registered Holder had held the number of shares of Common Stock which were then purchasable upon the exercise of this Warrant. In any such case, appropriate adjustment (as reasonably determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder of this Warrant, such that the provisions set forth in this Section 6 (including provisions with respect to adjustment of the Purchase Price) shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

    (e) Adjustment in Number of Warrant Shares. When any adjustment is required to be made in the Purchase Price, the number of Warrant Shares purchasable upon the exercise of the Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

    (f) Certificate of Adjustment. When any adjustment is required to be made pursuant to this Section 6, the Company shall promptly mail to the Registered Holder a certificate setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such certificate shall also set forth the kind and amount of stock or other securities or property into which this Warrant shall be exercisable following such adjustment.

    7.    Fractional Shares.

    (a) The Company shall not be required to issue fractions of shares of Common Stock upon exercise of the Warrants or to distribute certificates which evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, the Company shall pay to the registered holders of Warrant Certificates at the time such Warrants are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one share of Common Stock.
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    (b)   For purposes of this Section 7, the current market value of a share of Common Stock shall be the closing price per share of Common Stock on the date of determination. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Stock is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ") or such other system then in use, or, if on any such date the Common Stock is not quoted by any such organization, the average of the closing bid and asked price as furnished by a professional market maker making a market in the Common Stock selected by the Board of Directors. If the Common Stock is not publicly held or so listed or traded, the current market value shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be conclusive.

    8. "Piggyback" Registration. If at any time the Company determines to register under the Securities Act of 1933, as amended (including pursuant to a demand of any security holder of the Company exercising registration rights), any of its Common Stock (except securities to be issued solely in connection with any acquisition of any entity or business, shares issuable solely upon exercise of stock options, shares issuable solely pursuant to employee benefit plans or shares to be registered on any registration form that does not permit secondary sales), it must give to the Bank, written notice of such determination at least thirty (30) days prior to each such filing. If, within fifteen (15) days after receipt of such notice, the Bank so requests in writing, the Company must include in such registration statement (to the extent permitted by applicable regulation) all or any part of the Bank's shares of Common Stock (or other securities representing Common Stock purchasable or purchased from time to time under such the Bank's warrants (together with any shares of preferred stock containing registration rights "Registrable Securities") the Bank requests to be registered. Any Registrable Securities which are included in any underwritten public offering under this Section 8 will be sold upon such terms as the managing underwriters reasonably request.
In the event that any registration pursuant to this Section 8 shall be, in whole or in part, an underwritten public offering of Common Stock , the number of shares of Registrable Securities to be included in such an underwriting may be reduced (pro rata among the requesting holders based upon the number of shares of Registrable Securities owned by such holders; provided, however, that such reduction shall be effected in such a way that holders of shares of any preferred stock of the Company outstanding on the date of this Agreement shall be permitted to include their shares before the Bank) if and to the extent that the managing underwriter is of the opinion that such inclusion would materially and adversely affect the marketing of the securities to be sold by the Company therein, provided, however, that such number of shares of Registrable Securities shall not be reduced below one-third of the total number of shares of Common Stock to be included in such underwriting if any shares are to be included in such an underwriting for the account of any person other than the Company or requesting holders of Registrable Securities. If the Bank disapproves of the terms of such underwriting, the Bank may elect to withdraw therefrom by written notice to the Company and the underwriter.
Notwithstanding the foregoing provisions, the Company may withdraw any registration Statement referred to in this Section 8 without thereby incurring any liability to the holders of Registrable Securities.

    9. Agreement of Warrant Holders. Every holder of a Warrant, by accepting the same, consents and agrees with the Company and with every other holder of a Warrant that:

          (a) the Warrant Certificates are transferable only on the registry books of the Company if surrendered at its principal offices, duly endorsed or accompanied by a proper instrument of transfer; and

          (b) the Company may deem and treat the person in whose name the Warrant Certificate is registered as the absolute owner thereof and of the Warrants evidenced thereby (notwithstanding any notations of ownership or writing on the Warrant Certificates made by anyone other than the Company) for all purposes whatsoever, and the Company shall not be affected by any notice to the contrary.

    10. Warrant Certificate Holder Not Deemed a Shareholder. No holder, as such, of any Warrant Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the shares of Common Stock or any other securities of the Company which may at any time be issuable on the exercise of the Warrants represented thereby, nor shall anything contained herein or in any Warrant Certificate be construed to confer upon the holder of any Warrant Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders, or to receive dividends or subscription rights, or otherwise, until the Warrant or Warrants evidenced by such Warrant Certificate shall have been exercised in accordance with the provisions hereof.

    11. Issuance of New Warrant Certificate. Notwithstanding any of the provision of this Agreement or of the Warrants to the contrary, the Company may, at its option, issue new Warrant Certificates evidencing Warrants in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Warrant.

    12. Successors and Assigns. The terms of this Agreement shall be binding upon the Company and the Bank and their respective successors and assigns.

    13. Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. THIS AGREEMENT AND ALL RELATED INSTRUMENTS AND AGREEMENTS SHALL BE DEEMED TO BE CONTRACTS MADE IN THE COMMONWEALTH OF PENNSYLVANIA, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA (WITHOUT GIVING EFFECT TO CONFLICT OF LAWS) AND THE UNITED STATES OF AMERICA. WITHOUT EXCLUDING ANY OTHER JURISDICTION, THE BANK AND THE COMPANY AGREE THAT THE STATE AND FEDERAL COURTS OF PENNSYLVANIA LOCATED IN ALLEGHENY COUNTY, PENNSYLVANIA SHALL HAVE NON-EXCLUSIVE JURISDICTION OVER PROCEEDINGS IN CONNECTION HEREWITH. THE COMPANY HEREBY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE (WHETHER A CLAIM IN TORT, CONTRACT, EQUITY, OR OTHERWISE) ARISING UNDER OR RELATING TO THIS AGREEMENT OR ANY RELATED MATTERS, AND AGREE THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

     WITNESS the due execution of this Warrant Agreement as of the date first above written.


ATTEST:                             CAREERBUILDER, INC.


By: /s/  Richard Wathen             By:  /s/ James A. Tholen       (SEAL)
    --------------------------           --------------------------------

Print Name:  Richard Wathen         Print Name:  James A. Tholen

Title:  Controller/Treasurer        Title:  CFO


                                    PNC BANK,
                                    NATIONAL ASSOCIATION


                                    By:  /s/ Katharine Kappler     (SEAL)
                                         --------------------------------

                                    Print Name:  Katharine Kappler

                                    Title:  Vice President

                                                                       Exhibit A

THIS WARRANT AND THE SHARES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND SUCH SHARES MAY BE OFFERED, SOLD OR TRANSFERRED ONLY IN COMPLIANCE WITH THE REQUIREMENTS OF SUCH ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS.

                         ------------------------------

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF ARE SUBJECT TO THE TERMS AND PROVISIONS OF THAT WARRANT AGREEMENT DATED AS OF DECEMBER __, 1998 BETWEEN CAREERBUILDER, INC. (THE "COMPANY") AND PNC BANK, NATIONAL ASSOCIATION (THE "BANK") (AS THE SAME MAY BE SUPPLEMENTED, MODIFIED, AMENDED, EXTENDED OR RESTATED FROM TIME TO TIME, THE "WARRANT AGREEMENT"). AMONG OTHER THINGS, THE WARRANT AGREEMENT CONTAINS PROVISIONS FOR PUTS, RESTRICTIONS ON TRANSFER AND REGISTRATION RIGHTS. A COPY OF THE WARRANT AGREEMENT IS AVAILABLE AT THE EXECUTIVE OFFICES OF THE COMPANY.

                        COMMON STOCK PURCHASE AGREEMENT

                               DECEMBER __, 1998

Capitalized terms used and not otherwise defined in this Warrant shall have the meanings respectively assigned to them in the Warrant Agreement referred to in the legend above and in that certain Loan Agreement dated as of December __, 1998 between the Company and the Bank, as the same has been or may be supplemented, modified, amended, renewed or restated from time to time (the "LOAN AGREEMENT"). The Company certifies and agrees that the Bank and its successors and assigns are entitled to purchase from the Company the Exercise Quantity (as defined in the Warrant Agreement) of the Company's Common Stock (the "COMMON STOCK"), all upon the terms and provisions and subject to adjustment as provided in the Warrant Agreement and this Common Stock Purchase Warrant (the "WARRANT"). The Purchase Price per share of the Common Stock will be as provided in the Warrant Agreement.

1.  Exercise of Warrant.

    1.1 This Warrant may be exercised by the Holder of this Warrant at any time during the term hereof in whole, or in part from time to time (but not for fractional shares), by presentation and surrender of this Warrant to the Company, together with the Exercise Form, in the form attached hereto as Exhibit A-1 (the "EXERCISE FORM"), duly completed and executed and payment in the aggregate amount equal to the Purchase Price multiplied by the number of shares of Common Stock being purchased. At the option of Holder, payment of the Purchase Price may be made either by (i) check payable to the order of the Company,
          (ii) surrender of certificates then held representing, or deduction from the number of shares issuable upon exercise of this Warrant, that number of shares which has an aggregate fair market value on the date of exercise equal to the aggregate Purchase Price for all shares to be purchased pursuant to this Warrant or (iii) by any combination of the foregoing methods. Upon the Company's receipt of this Warrant, the completed and signed Exercise Form and the requisite payment, the Company shall issue and deliver (or cause to be delivered) to the exercising Holder stock certificates aggregating the number of shares of Common Stock purchased. In the event of a partial exercise of this Warrant, the Company shall issue and deliver to the Holder a new Warrant at the same time such stock certificates are delivered, which new Warrant shall entitle the Holder to purchase the balance of the Exercise Quantity not purchased in that partial exercise and shall otherwise be upon the same terms and provisions at this Warrant.

    1.2 In the event the Holder of this Warrant desires that any or all of the stock certificates to be issued upon the exercise hereof be registered in a name or names other than that of the Holder of this Warrant, the Holder must so request in writing at the time of exercise, and pay to the Company funds sufficient to pay all stock transfer taxes (if any) payable in connection with the transfer and delivery of such stock certificates.

    1.3 Upon the due exercise by the Holder of this Warrant, whether in whole or in part, that Holder (or any other person to whom a stock certificate is to be so issued) shall be deemed for all purposes to have become the Holder of record of the shares of Common Stock for which this Warrant has been so exercised, effective immediately prior to the close of business on the date this Warrant, the completed and signed Exercise Form and the requisite payment are duly delivered to the Company, irrespective of the date of actual delivery of certificates representing such shares of Common Stock so issued.

2.  Surrender of Warrant; Expenses.

    2.1 Whether in connection with the exercise, exchange, registration of transfer, replacement or put of this Warrant, surrender of this Warrant shall be made to the Company during normal business hours on a Business Day (unless the Company otherwise permits) at the executive offices of the Company located at 11495 Sunset Hills Road, Reston, VA 20190, or to such other office or duly authorized representative of the

          Company as from time to time may be designated by the Company by written notice given to the Holder of this Warrant.

    2.2 The Company shall pay all costs and expenses incurred in connection with the exercise, registering, exchange, transfer, replacement or put of this Warrant, including the costs of preparation, execution and delivery of warrants and stock certificates, and shall pay all taxes (other than any taxes measured by the income of any Person other than the Company) and other charges imposed by law payable in connection with the transfer or replacement of this Warrant.

3.  Warrant Register, Exchange, Transfer, Loss.

    3.1 The Company at all times shall maintain at its chief executive offices an open register for the Warrant, in which the Company shall record the name and address of each Holder to whom a Warrant has been issued or transferred, the number of shares of Common Stock or other securities purchasable thereunder and the corresponding purchase prices.

    3.2 Subject to all applicable laws and the provisions of this Warrant, this Warrant may be exchanged for two or more warrants entitling the Holder hereof to purchase the same aggregate Exercise Quantity at the same Purchase Price per share and otherwise having the same terms and provisions as this Warrant. The Holder may request such an exchange by surrender of this Warrant to the Company, together with a written exchange request specifying the desired number of warrants and allocation of the Exercise Quantity purchasable under the existing Warrant.

    3.3 Subject to the provisions of Section 9 of the Warrant Agreement, this Warrant may be transferred, in whole or in part, by the Holder or any duly authorized representative of such Holder. A transfer may be registered with the Company by submission to it of this Warrant, together with an Assignment Form, in the form of Exhibit A-2 (the "ASSIGNMENT FORM"), duly completed and executed. Within five (5) business days after the Company's receipt of this Warrant and the Assignment Form so completed and executed, the Company will issue and deliver to the transferee a new Warrant representing the portion of the Exercise Quantity transferred at the same Purchase Price per share and otherwise having the same terms and provisions as this Warrant, which the Company will register in the new Holder's name.

    3.4 In the event of the loss, theft or destruction of this Warrant, the Company shall execute and deliver an identical new Warrant to the Holder in substitution therefor upon the Company's receipt of (i) evidence reasonably satisfactory to the Company of such event (with the affidavit of an institutional Holder being sufficient evidence), and (ii) if requested by the Company, an indemnity agreement from any institutional Holder or an indemnity bond from anyone else reasonably satisfactory in form and amount to the Company.

4. Rights and Obligations of the Company and the Warrant Holder. The Company and the Holders of this Warrant are entitled to the rights and bound by the obligations set forth in the Warrant Agreement, all of which rights and obligations are hereby incorporated by reference herein. This Warrant shall not entitle its Holder to any rights of a stockholder in the Company (other than as provided in Section 1.3 of this Warrant).

    IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized representative and its corporate seal, if any, to be impressed hereupon and attested to by its Secretary or Assistant Secretary.

                                  CAREERBUILDER, INC.


                                  By:  /s/  James A. Tholen
                                       -----------------------------
                                  Its: CFO


Attest:


/s/ Richard Wathen
---------------------
Treasurer

                                                                     Exhibit A-1

                              COMMON STOCK WARRANT
                                 EXERCISE FORM

------------------------
------------------------
------------------------
Attention:  President

    The undersigned Holder of the attached Warrant hereby irrevocably elects to exercise the within Warrant to the extent of ___ shares of Common Stock, $.___ par value per share, of the Company, and

    [ ]   encloses a check (payable to the order of the Company) in the amount of $___________ in payment of the purchase price thereof; and/or

    [ ]   hereby authorizes the deduction of ________ shares in payment of the
Purchase Price.

                  Instructions For Registering The Securities
                   On The Stock Transfer Books Of The Company

Name of Transferee:
                     ----------------------------------------
State of Organization (if applicable):
                                        ---------------------
Federal Tax Identification or
  Social Security Number:
                           ----------------------------------
Address:
          ---------------------------------------------------

    If this exercise of the Warrant is not an exercise in full, then the undersigned Holder hereby requests that a new Warrant of like tenor (exercisable for the balance of the shares of Common Stock underlying this Warrant) be issued and delivered to the undersigned Holder at the address on the warrant register of the Company.


Dated:
        ---------                  ---------------------------------------------
                                   (Name of Registered Holder - Please Print)


                                   By:
                                        ----------------------------------------
                                            (Signature of Registered Holder or
                                            of Duly Authorized Signatory)

                                   Title:
                                           -------------------------------------

                                                                     Exhibit A-2

                              COMMON STOCK WARRANT
                                ASSIGNMENT FORM


    For Value Received, the undersigned Holder of the attached Warrant hereby sells, assigns and transfers to the transferee whose name and address are set forth below all of the rights of the undersigned under the within Warrant (to the extent of the portion of the within Warrant being transferred hereby, which portion is ___________________).

Name of Transferee:
                     ---------------------------------------
State of Organization (if applicable):
                                        --------------------
Federal Tax Identification or
  Social Security Number:
                           ---------------------------------
Address:
          --------------------------------------------------

    If this transfer is not a transfer of the Warrant in full, then the undersigned hereby requests that, as provided in the within Warrant, a new warrant of like tenor respecting the balance of the Exercise Quantity not being transferred pursuant hereto be issued in the name of and delivered to, the undersigned. The undersigned does hereby irrevocably constitute and appoint _________________________ attorney to register the foregoing transfer on the books of the Company maintained for that purpose, with full power of substitution in the premises.


Dated:
        ---------                 ------------------------------------------
                                  (Name of Registered Holder - Please Print)


                                  By:
                                       --------------------------------------
                                           (Signature of Registered Holder or
                                           of Duly Authorized Signatory)

                                  Title:
                                          -----------------------------------